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                                                                    Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


  We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (No. 33-34019, No. 333-01019 and No. 333-52199) of Calgon Carbon Corporation of our report dated February 8, 2000, included in this Annual Report on Form 10-K.



PRICEWATERHOUSECOOPERS LLP
Pittsburgh, Pennsylvania
March 25, 2002


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